Events after the Reporting Period	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Event After The Reporting Period
44.	EVENTS AFTER THE REPORTING PERIOD

(1)
At the Board of Directors meeting held on February 7, 2025, the Group declared to acquire and retire treasury stocks, it is expected to acquire 150 billion Won through trust contracts from February 11, 2025 to September 11, 2025, and all of the stocks acquired through this case will be retired afterwards.

(2)
Woori Bank, a subsidiary, decided to implement a voluntary retirement program through a labor-management agreement in January 2025. As a result, the Group will recognize severance pay amounting to 169,013 million Won for the three-month period.

(3)
In March 2025, the Personal Information Protection Commission imposed a fine of 13,451 million
Won on Woori Card Co., Ltd., a subsidiary of the Group, in accordance with the Personal Information Protection Act.